                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                      Date of Report:  November 8, 1997

                          TMP WORLDWIDE INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

    Delaware                       0-21571                      13-3906555
--------------                ---------------------         --------------------
(State of                     (Commission File No.)          (I.R.S. Employer
Incorporation)                                               Identification No.)

1633 Broadway, New York, New York                                         10019
--------------------------------------------------------------------------------
 (Address of principal executive offices)                             (Zip Code)

      Registrant's telephone number, including area code:  212-977-4200
                                                           ------------

Item 9.  Sales of Equity Securities Pursuant to Regulation S.
         ----------------------------------------------------
         On November 8, 1997, TMP Worldwide Inc. ("TMP") issued to Eric Petco, Antoine Farisano and Carole Lonhienne 36,087 shares, 27,814 shares and 5,632 shares, respectively, of TMP's Common Stock pursuant to Regulation S. The shares constitute a portion of the total purchase price which TMP paid for all outstanding securities of Thirty Dogs SA.

         All other items of this report are inapplicable.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      TMP WORLDWIDE INC.

Dated:  November 11, 1997                             By:/s/Thomas G. Collison
                                                         ---------------------
                                                             Thomas G. Collison
                                                             Vice Chairman


                                     -3-